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                                                                   Exhibit 10.53

                               CONSENT AND WAIVER


        Consent and Waiver, dated as of May 23, 1997, is under and with respect to the Stockholders and Registration Rights Agreement, dated as of May 29, 1996, as amended (the "Agreement"), by and among Clearview Cinema Group, Inc. (the "Company"), CMNY Capital II, L.P., MidMark Capital, L.P., Emerson Cinema, Inc.,
A. Dale Mayo, Brett E. Marks, Michael C. Rush, Paul and Cindy Kay and Louis G. Novick.

        WHEREAS, the Company is contemplating an initial public offering (the "Offering") of shares of its Common Stock, $.01 par value (the "Common Stock"), pursuant to a registration statement on Form SB-2 (the "Registration Statement") to be filed with the Securities and Exchange Commission on May 27, 1997; and

        WHEREAS, the undersigned may have certain rights under Sections 2 and 3 of the Agreement with respect to the issuance and registration of such shares pursuant to the Registration Statement; and

        WHEREAS, the proposed managing underwriter for the Offering has requested that the parties hereto waive any such rights and consent to the consummation of the Offering as described in the Registration Statement, as the same may be amended hereafter.

        NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, agree as follows:

        1. Each of the undersigned hereby waives any and all rights he, she or it may have under Sections 2 and 3 of the Agreement with respect to the Offering, including without limitation any right to purchase any of the shares of Common Stock being so offered and any right to sell shares of Common Stock in the Offering under the Registration Statement.

        2. This Consent and Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        3. This Consent and Waiver shall be construed and enforced in accordance with the laws of the state of Delaware without regard to any of its principles of conflicts of law.

        4. This Consent and Waiver may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.


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               IN WITNESS WHEREOF, the parties hereto have executed this Consent and Waiver as of the date first set forth above.


CLEARVIEW CINEMA GROUP, INC.



By:
     ---------------------------                   -----------------------------
     A. Dale Mayo                                           A. Dale  Mayo
     President


CMNY CAPITAL II, L.P.                              -----------------------------
                                                            Brett E. Marks


By:
     ---------------------------                   -----------------------------
     Robert G. Davidoff                                     Michael C. Rush
     General Partner


MIDMARK CAPITAL, L.P.

By:  MidMark Associates, Inc.                      -----------------------------
     General Partner                                        Paul Kay


By:
     ---------------------------                   -----------------------------
     Denis Newman                                           Cindy Kay
     President


EMERSON CINEMA, INC.                               -----------------------------
                                                            Louis G. Novick


By:  ---------------------------
     John Nelson
     President